Vessels	9 Months Ended
Sep. 30, 2016
Property Plant And Equipment [Abstract]
Vessels
5.	Vessels:

		Accumulated	Net book
September 30, 2016	Cost	depreciation	value
Vessels	$6,136,517	$1,424,007	$4,712,510
Vessels under construction	300,679	—	300,679
Vessels	$6,437,196	$1,424,007	$5,013,189

		Accumulated	Net book
December 31, 2015	Cost	depreciation	value
Vessels	$6,149,625	$1,080,396	$5,069,229
Vessels under construction	209,119	—	209,119
Vessels	$6,358,744	$1,080,396	$5,278,348

During the three and nine months ended September 30, 2016, the Company capitalized interest costs of $2,335,000 and $5,384,000, respectively, (September 30, 2015 - $1,229,000 and $4,334,000) to vessels under construction.

In August 2016, the Company sold the Seaspan Excellence, a 2003-built 4600 TEU vessel for net sale proceeds of $5,843,000 resulting in a loss on disposition of $16,487,000.

5.	Vessels (continued):

The Company performed an impairment test of its vessels at September 30, 2016 due to the continued weakness in current market rates and declines in the vessels’ market values.  The Company compared estimated undiscounted future cash flows expected to be generated by each vessel over its remaining useful life to its carrying value.  For ten of our vessels less than 5000 TEU in size, the estimated undiscounted future cash flows were less than the vessel’s carrying amount, therefore an impairment charge was recorded for the amount by which the net book value of the vessel exceeded its fair value.  Fair value was calculated as the net present value of estimated future cash flows which approximate the estimated market value of each vessel.

As of September 30, 2016, the Company recorded non-cash vessel impairments of $202,775,000 for ten vessels held for use, including four 4250 TEU, two 3500 TEU and four 2500 TEU vessels.